 Exhibit 99.16

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Master Servicer

and

BERKELEY POINT CAPITAL LLC, DBA NEWMARK KNIGHT FRANK,
Sub-Servicer

SUB-SERVICING AGREEMENT

Dated as of December 1, 2018

BBCMS Mortgage Trust 2018-C2,
Commercial Mortgage Pass-Through Certificates, Series 2018-C2

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EXHIBIT A	MORTGAGE LOAN SCHEDULE
EXHIBIT B	SUB-SERVICER’S OFFICER’S CERTIFICATE
EXHIBIT C	POOLING AND SERVICING AGREEMENT
EXHIBIT D	RESERVED
EXHIBIT E	QUARTERLY SERVICING CERTIFICATION
EXHIBIT F	FORM OF ACCOUNT CERTIFICATION
EXHIBIT G	FORM OF COLLECTION REPORT
EXHIBIT H	FORM OF CERTIFICATE OF INSURANCE
EXHIBIT I	NEW LEASE INFORMATION
EXHIBIT J	MONTHLY ACCOUNTS CERTIFICATION

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This is a Sub-Servicing Agreement (this “Agreement”), dated as of December 1, 2018, by and between BERKELEY POINT CAPITAL LLC, DBA NEWMARK KNIGHT FRANK a Delaware limited liability company having an office at One Beacon Street, 14th Floor, Boston, MA 02108, and its successors and assigns (the “Sub-Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, having an office at c/o Commercial Mortgage Servicing, Three Wells Fargo, 401 South Tryon Street, 8th Floor, MAC D1050-084, Charlotte, North Carolina 28202, and its successors and assigns (the “Master Servicer”).

W I T N E S S E T H:

WHEREAS, Barclays Commercial Mortgage Securities LLC (the “Depositor”), LNR Partners, LLC, as Special Servicer (the “Special Servicer”), Wilmington Trust, National Association, as Trustee (the “Trustee”), Wells Fargo Bank, National Association, as Certificate Administrator (in such capacity, the “Certificate Administrator”), Park Bridge Lender Services LLC, as Operating Advisor (the “Operating Advisor”) and as Asset Representations Reviewer (the “Asset Representations Reviewer”), and the Master Servicer have entered into that certain Pooling and Servicing Agreement dated as of December 1, 2018 (as amended, modified and restated from time to time, the “Pooling and Servicing Agreement”), whereby the Master Servicer shall master service certain mortgage loans and companion loans on behalf of the Trustee; and

WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service the mortgage loan or mortgage loans, as applicable, listed on Exhibit A (the “Mortgage Loan Schedule”) attached hereto (herein referred to as the “Mortgage Loans”) and the Shelbourne Global Portfolio Serviced Pari Passi Companion Loans (the “Serviced Companion Loans”) on behalf of the Master Servicer.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01     Defined Terms.

Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

“Collection Report” shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and Serviced Companion Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

“Mortgage Loans” shall have the meaning specified in the recitals hereto.

“Mortgage Loan Schedule” shall have the meaning specified in the recitals hereto.

“Serviced Companion Loans” shall have the meaning specified in the recitals hereto.

“Serviced Whole Loan” shall mean the Shelbourne Global Portfolio Serviced Pari Passu Companion Loans together with the related Mortgage Loan.

“Sub-Servicer Collection Account” shall have the meaning specified in Section 3.01(c)(8) of this Agreement.

“Sub-Servicer Companion Distribution Account” shall have the meaning set forth in Section 3.01(c)(9) of this Agreement.

“Sub-Servicer Parties” shall have the meaning specified in Section 3.03 of this Agreement.

“Sub-Servicer Remittance Amount” shall mean, with respect to any date and with respect to the Mortgage Loans, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit attributable to the Mortgage Loans in the Sub-Servicer Collection Account (as defined herein) as of such date, (ii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Master Servicer and (iii) the aggregate amount of Compensating Interest Payments deposited by the Sub-Servicer in the Sub-Servicer Collection Account as required by Section 3.17 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(25) of this Agreement, to the extent not previously remitted to the Master Servicer, net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments (other than the Escrow Payments that are to be used to reimburse the Master Servicer for Servicing Advances) or (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(19) of this Agreement.

“Sub-Servicer Remittance Date” shall mean the first Business Day after each Determination Date.

“Sub-Servicer Reporting Date” shall mean the first Business Day after each Determination Date.

“Sub-Servicing Fee” shall mean, with respect to each Mortgage Loan and Serviced Companion Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(19) of this Agreement.

“Sub-Servicing Fee Rate” shall mean, with respect to each Mortgage Loan and Serviced Companion Loan, the rate that corresponds to such Mortgage Loan and Serviced Companion Loan set forth on Exhibit A hereto under the heading “Sub- Servicing Fee %.”

ARTICLE II

MASTER SERVICER’S ENGAGEMENT OF SUB-SERVICER
TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01         Contract for Servicing; Possession of Mortgage Loan Documents.

The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans and the Serviced Companion Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing File or the Mortgage File in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer’s possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan and Serviced Companion Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. The Sub-Servicer shall provide to the Master Servicer as soon as practicable after request therefor by the Master Servicer a copy of any documents held by it with respect to the Mortgage Loans or Serviced Companion Loans. During the term of this Agreement, the Sub-Servicer will also provide to the Master Servicer a copy of any lease, amendments and other documents related to the Mortgaged Properties securing the Mortgage Loans (and related Serviced Companion Loan) or related to the Mortgage Loans and Serviced Companion Loans as soon as possible after receipt or execution thereof, as applicable. Except as otherwise provided herein, the Sub-Servicer shall not be obligated to provide a copy of any documents held by it with respect to the Mortgage Loans and Serviced Companion Loans to any Person not a party to this Agreement. If and so long as the Sub-Servicer (i) has a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion, or (ii) outsources such responsibility to a third party vendor satisfactory to the Master Servicer, who has a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion, the Sub-Servicer shall hold the original of any letters of credit related to a Mortgage Loan and perform any obligations of the Master Servicer with respect thereto all in accordance with any applicable requirements of Section 3.01(f) of the Pooling and Servicing Agreement. If at any time the Sub-Servicer does not satisfy the conditions described in clause (i) or clause (ii) of the immediately preceding sentence, the Sub-Servicer shall immediately deliver to the Master Servicer the original of any letters of credit related to any Mortgage Loan.

Section 2.02         Notice of Defect, Breach or 15Ga-1 Repurchase Request.

Following its receipt from the Depositor, the Master Servicer shall provide a copy of the applicable Mortgage Loan Purchase Agreement to the Sub-Servicer. The Sub-Servicer shall notify the Master Servicer in writing within five (5) Business Days after the Sub-Servicer discovers or receives notice alleging a Defect or a Breach or receives notice of a 15Ga-1 Repurchase Request or the withdrawal of a 15Ga-1 Repurchase Request or any rejection of a 15Ga-1 Repurchase Request. The Sub-Servicer shall promptly, but in no event later than five (5) Business Days after receipt, provide to the Master Servicer a copy of any written 15Ga-1

Repurchase Request or withdrawal or rejection of any 15Ga-1 Repurchase Request received by the Sub-Servicer and such other information in the possession of the Sub-Servicer reasonably requested by the Master Servicer to fulfill its obligations under Section 2.02(g) and Sections 2.03(b), (d), (f), (k) and (l) of the Pooling and Servicing Agreement.

ARTICLE III

SERVICING OF THE MORTGAGE LOANS and serviced companion loans

Section 3.01         Sub-Servicer to Service.

(a)          The Sub-Servicer, as an independent contractor, shall service and administer the Mortgage Loans and Serviced Companion Loans in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement and, in the case of the Serviced Whole Loan, taking into account the pari passu nature of the Serviced Companion Loan .

(b)          The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans and Serviced Companion Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement incorporated herein pursuant to Section 3.01(c) of this Agreement (the “Incorporated Sections”), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Certificate Administrator, the Custodian, the Depositor, the Controlling Class Certificateholders, the Operating Advisor, the Rating Agencies, the 17g-5 Information Provider, the Serviced Companion Noteholder, the Companion Paying Agent, the Underwriters, the Initial Purchasers, the Directing Certificateholder, the Certificateholders, the Asset Representations Reviewer, and the Special Servicer (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.19 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer the Mortgage Loans and Serviced Companion Loans that are not Specially Serviced Loans. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.19 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer’s rights to service Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Certificate Administrator, the Depositor, the Custodian, Controlling Class Certificateholders, the Rating Agencies, the 17g-5 Information Provider, the Special Servicer, the Directing Certificateholder, the Operating Advisor, the Underwriters, the Initial Purchasers, the Asset Representations Reviewer, and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder, (ii) references to the Master Servicer in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, (iii) references to the Mortgage Loans in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Mortgage Loans as defined herein and (iv) references to the Serviced Companion Loans and Serviced Pari Passu Companion Loans in the Incorporated Sections (and

in the defined terms used therein) shall be deemed to be references to the Serviced Companion Loans as defined herein (such modification of the Incorporated Sections (and in the defined terms used therein) shall be referred to herein as the “References Modification”). With respect to all servicing responsibilities of the Master Servicer under the Pooling and Servicing Agreement that are not being performed by the Sub-Servicer under this Agreement, the Sub-Servicer shall reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities. The Sub-Servicer shall not take any action (whether or not authorized hereunder) as to which the Master Servicer has advised it in writing that such action if taken may result in the imposition of a tax on any portion of the Trust or cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC or cause the Grantor Trust to fail to qualify as a grantor trust. The Sub-Servicer shall fully cooperate with the Master Servicer in connection with avoiding (a) the imposition of a tax on any portion of the Trust, (b) causing either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC, and (c) causing the Grantor Trust to fail to qualify as a grantor trust.

(c)          The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

(1)          Reserved.

(2)          Sections 3.01(a) - (h), (j) and (m). Without limiting the generality of the foregoing, the Sub-Servicer shall use efforts consistent with the Servicing Standard to continue all UCC financing statements in favor of the assignee prior to the expiration of such UCC financing statements. The Master Servicer shall forward the Sub-Servicer recorded UCC financing statements reflecting the Trust as the secured party. Notwithstanding the foregoing, the Sub-Servicer’s authority is restricted as provided in Section 3.01(c)(16) and (27) of this Agreement.

(3)          Section 3.02. The determination as to the application of amounts collected in respect of any Mortgage Loan or Serviced Companion Loan, in the absence of express provisions in the related Mortgage Loan documents (including any related Intercreditor Agreement) or to the extent that such terms authorize the lender to use its discretion, shall be made by the Master Servicer. The Sub-Servicer shall not waive any Penalty Charges that the Master Servicer is permitted to waive under Section 3.02 of the Pooling and Servicing Agreement without the consent of the Master Servicer. The Sub-Servicer shall forward to the Master Servicer a copy of all operating statements, income statements, budgets, and rent rolls collected by the Sub-Servicer within the timeframe set forth in Section 3.01(c)(23) hereof. The Sub-Servicer shall promptly notify the Master Servicer of any defaults under the Mortgage Loans or Serviced Companion Loans, collection issues or customer issues; provided that the Sub-Servicer shall not take any action with respect to enforcing the Mortgage Loans and Serviced Companion Loans without the prior written approval of the Master Servicer.

(4)          Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer within three (3) days of the Closing Date and thereafter to the Master Servicer upon any transfer of any Servicing Account. Without the express written consent of the Master Servicer, the Sub-Servicer shall not (a) waive or extend the date set forth in any agreement governing reserve funds by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed or (b) release any earn out reserve funds or return any related letters of credit delivered in lieu of earn out reserve funds.

(5)          Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis, starting with the quarter ending March of 2019, within thirty (30) days of the end of such quarter the information on the Mortgage Loans and Serviced Companion Loans as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(23) of this Agreement. Upon the occurrence of an insured loss at a Mortgaged Property, the Sub-Servicer shall notify the Master Servicer of the loss and the Sub-Servicer’s receipt of the proceeds paid under such Insurance Policy. The Sub-Servicer will provide to the Master Servicer all loss-related records and information received by the Sub-Servicer as such information becomes available and shall confer with the Master Servicer regarding the process of releasing to the affected Mortgagor the proceeds paid under such Insurance Policy, including but not limited to questions such as whether the Sub-Servicer is authorized to (i) endorse the checks issued by the insurer representing the proceeds paid under such Insurance Policy; and (ii) release the proceeds paid under such Insurance Policy to the affected Mortgagor. With respect to non-escrowed payments, when the Sub-Servicer becomes aware in accordance with the Servicing Standard that a Mortgagor has failed to make any such payment or, with respect to escrowed loans, collections from the Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the Sub-Servicer shall promptly notify the Master Servicer. The Master Servicer may direct the Sub-Servicer to (and upon such direction, the Sub-Servicer shall) make a payment from amounts on deposit in the Sub-Servicer Collection Account as contemplated by Section 3.03(b) of the Pooling and Servicing Agreement.

(6)          Section 3.03(c) is not incorporated herein. The Sub-Servicer shall not be permitted to make any Servicing Advances. The Sub-Servicer shall give the Master Servicer not less than five (5) Business Days’ notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan or Serviced Companion Loan.

(7)          Section 3.03(e). The Sub-Servicer shall promptly notify the Master Servicer of any failure by a Mortgagor described in Section 3.03(e) of the Pooling and Servicing Agreement.

(8)          Section 3.04(a). The Sub-Servicer shall establish a collection account (hereinafter the “Sub-Servicer Collection Account”), meeting all of the requirements of the Collection Account, and references to the Collection Account shall be references to such Sub-Servicer Collection Account. The creation of any Sub-Servicer Collection Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer within three (3)

days of the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Collection Account. Notwithstanding the third paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Sub-Servicer shall deposit into the Sub-Servicer Collection Account and include in its Sub-Servicer Remittance Amount all Penalty Charges, modification fees, defeasance fees, assumption fees, loan service transaction charges, assumption application fees, consent fees, Prepayment Interest Excess, charges for beneficiary statements or demands, amounts collected for Mortgagor checks returned for insufficient funds and other fees collected from the Mortgagors that constitute additional servicing compensation and/or additional special servicing compensation (in each case, other than those to which the Sub-Servicer is entitled pursuant to Section 3.01(c)(19) of this Agreement). Any amounts of additional special servicing compensation shall be remitted to the Special Servicer by the Master Servicer. For purposes of the fourth paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Collection Account.

(9)          Section 3.04(b) is not incorporated herein. Only the first three sentences of the second paragraph of Section 3.04(b) of the Pooling and Servicing Agreement are incorporated herein. References to the Collection Account shall be references to the Sub-Servicer Collection Account for purposes of the second paragraph of Section 3.04(b). The Sub-Servicer shall establish a custodial account (hereinafter the “Sub-Servicer Companion Distribution Account”), meeting all of the requirements of the Companion Distribution Account, and references to the Companion Distribution Account in the second paragraph of Section 3.04(b) of the Pooling and Servicing Agreement shall be references to such Sub-Servicer Companion Distribution Account. The creation of any Sub-Servicer Companion Distribution Account shall be evidenced by a certification in the form of Exhibit F attached hereto (to the extent the Sub-Servicer Companion Distribution Account is a separate account) and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Companion Distribution Account. References to the Companion Paying Agent shall be deemed to be references to the Sub-Servicer and references to the Companion Holder shall be deemed to be references to the Companion Holder for purposes of the second and third sentences of the second paragraph of Section 3.04(b) of the Pooling and Servicing Agreement.

With respect to each Distribution Date, the Sub-Servicer shall deliver to the Master Servicer on or before the Sub-Servicer Remittance Date the Sub-Servicer Remittance Amount for such date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer. Each month on each Business Day between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount for such date. Each month on each Business Day that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer which constitute delinquent payments on the Mortgage Loans and any related

Penalty Charges. Section 3.01(c)(23) of this Agreement sets forth certain reporting requirements with respect to such remittances.

(10)        Reserved.

(11)        Section 3.05(a) is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

(i)          (A) to remit to the Master Servicer for deposit in the Collection Account the amounts required to be so deposited pursuant to the second sentence of Section 3.04(b) of the Pooling and Servicing Agreement and the first paragraph of Section 3.01(c)(9) of this Agreement and (B) to remit to the Companion Paying Agent for deposit in the Sub-Servicer Companion Distribution Account the amounts required to be so deposited pursuant to the second paragraph of Section 3.04(b) of the Pooling and Servicing Agreement as incorporated by Section 3.01(c)(9) of this Agreement;

(ii)        to the extent not otherwise required to be applied against Prepayment Interest Shortfalls, to pay itself earned and unpaid Sub-Servicing Fees, with respect to the Mortgage Loans and Serviced Companion Loans in respect thereof, the Sub-Servicer’s right to payment pursuant to this clause (ii) with respect to any Mortgage Loans or Serviced Companion Loans being limited to amounts on deposit in the Sub-Servicer Collection Account that are received on or in respect of such Mortgage Loan or Serviced Companion Loan that are allocable as recovery of interest thereon;

(iii)       to pay itself, as additional servicing compensation in accordance with Section 3.11(a) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Collection Account as provided in Section 3.01(c)(12) of this Agreement, but only to the extent of the Net Investment Earnings, if any, with respect to the Sub-Servicer Collection Account for any Collection Period;

(iv)       to remit to the Companion Paying Agent for deposit into the Sub-Servicer Companion Distribution Account the amounts required to be deposited pursuant to Section 3.04(b) of the Pooling and Servicing Agreement as incorporated by Section 3.01(c)(9) of this Agreement without duplication of amounts deposited pursuant to clause (i) above;

(iv)       to clear and terminate the Sub-Servicer Collection Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement, as modified herein; and

(v)        to remove any amounts deposited in the Sub-Servicer Collection Account in error.

All withdrawals from the Sub-Servicer Collection Account shall be subject to the application and requirements of Section 3.05(f)(i) of the Pooling and Servicing Agreement. The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis, reflecting amounts allocable to each Mortgage Loan and Serviced Companion Loans, and on a property-by-property basis when appropriate, for the purpose of justifying any withdrawal, debit or credit from its Sub-Servicer Collection Account. Upon written request, the Sub-Servicer shall provide to the Master Servicer such records.

(12)        Section 3.06 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account and/or any Servicing Account maintained by it on the same terms as the Master Servicer may invest funds in the Collection Account, the Companion Distribution Account and/or any Servicing Account, and subject to the same rights, restrictions and obligations regarding maturity dates, gains, losses, withdrawals, possession, and control of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account and/or any Servicing Account shall be made in the name of the Sub-Servicer on behalf of the Trustee (in its capacity as such) for the benefit of the Certificateholders and (B) the Sub-Servicer, on behalf of the Trustee, shall take the actions described in Section 3.06(a) of the Pooling and Servicing Agreement as applicable to the Master Servicer necessary to perfect the Trustee’s interest in Permitted Investments.

(13)        Section 3.07(a). References to the Collection Account shall be references to the Sub-Servicer Collection Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Master Servicer as an additional insured and loss payee. Within thirty (30) days after the Closing Date, the Sub-Servicer shall forward to the Master Servicer a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify as to the status of insurance policies relating to the Mortgage Loans (and any related Serviced Companion Loans) on a quarterly basis, starting for the quarter ending in March of 2019, within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(23) of this Agreement. The Sub-Servicer shall promptly notify the Master Servicer of any Mortgaged Property that is not insured against terrorist or other similar acts. The Master Servicer or the Special Servicer shall make all determinations with respect to terrorism insurance matters required to be made under Section 3.07 of the Pooling and Servicing Agreement, and the Sub-Servicer shall reasonably cooperate with the Master Servicer in connection therewith.

(14)        Section 3.07(b). References to the Collection Account shall be references to the Sub-Servicer Collection Account.

(15)        Sections 3.07(c) and (d). The fidelity bond and insurance policies required hereunder shall also name the Master Servicer as additional insured and loss payee.

(16)        Section 3.08. The Sub-Servicer shall not permit or consent to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. Upon receiving a request for any matter described in Section 3.08 of the Pooling and Servicing Agreement that constitutes a Major Decision or Special Servicer Decision, the Sub-Servicer shall forward such request to the Master Servicer and the Special Servicer shall process such request (including, without limitation, interfacing with the Mortgagor) and except as provided in the next sentence, the Sub-Servicer shall have no further obligation with respect to such request. With respect to such request, the Sub-Servicer shall deliver to the Master Servicer any additional information in the Sub-Servicer’s possession requested by the Master Servicer to fulfill its obligations under Section 3.08 of the Pooling and Servicing Agreement. With respect to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement (if such assumption, transfer or other action is not a Major Decision or Special Servicer Decision), the Sub-Servicer shall perform and forward to the Master Servicer any analysis, recommendation or other information required to be prepared and/or delivered by the Master Servicer under Section 3.08 of the Pooling and Servicing Agreement. The Master Servicer, not the Sub-Servicer, will deal directly with the Special Servicer, the Directing Certificateholder and/or the Rating Agencies in connection with obtaining any necessary approval or consent from the Special Servicer, the Directing Certificateholder and/or the Rating Agencies. If the Sub-Servicer shall process any such assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement (if such assumption, transfer or other action is not a Major Decision or Special Servicer Decision) and the Master Servicer consents to such transaction, the Sub-Servicer shall document and close such transaction. The Sub-Servicer shall promptly provide copies of any waivers it effects pursuant to this Section to the Master Servicer and the Master Servicer will provide notice or copies to the 17g-5 Information Provider and Rating Agencies to the extent required by the Pooling and Servicing Agreement.

(17)        Section 3.09. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.09 (other than 3.09(f)) of the Pooling and Servicing Agreement.

(18)        Section 3.10. The references to the Collection Account shall be references to the Sub-Servicer Collection Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Collection Account.

(19)        Section 3.11(a). References to the Servicing Fee shall be references to the Sub-Servicing Fee. The second paragraph of Section 3.11(a) of the Pooling and Servicing Agreement is not incorporated herein. In addition, the Sub-Servicer shall be entitled to receive, as additional servicing compensation, to the extent the Master Servicer is entitled to such amounts under the Pooling and Servicing Agreement, (i) all investment income earned on amounts on deposit in the Sub-Servicer Collection Account and certain Servicing Accounts (to the extent consistent with the related Mortgage Loan documents), (ii) 50% of that portion of late fees (but not Default Interest) on the Mortgage Loans and Serviced Companion Loans to which the Master Servicer is entitled under the Pooling and Servicing Agreement and not required by the Pooling and Servicing Agreement to cover interest on Advances or additional Trust Fund expenses, (iii) 100% of any amounts collected by the Sub-Servicer for checks returned for insufficient funds with respect to the Mortgage Loans and Serviced Companion Loans to the extent the Master Servicer is entitled to such items under Section 3.11(a) of the Pooling and Servicing Agreement, (iv) 50% of that portion of any assumption fees and any similar fees to which the Master Servicer is entitled under Section 3.11(a)(iii) of the Pooling and Servicing Agreement with respect to the Mortgage Loans and Serviced Companion Loans in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(16) of this Agreement, (v) 100% of that portion of any assumption application fees to which the Master Servicer is entitled under Section 3.11(a)(ii) of the Pooling and Servicing Agreement with respect to the Mortgage Loans and Serviced Companion Loans in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(18) of this Agreement, (vi) 50% of that portion of any modification fees, consent fees and similar fees to which the Master Servicer is entitled under Sections 3.11(a)(i) and (iii) of the Pooling and Servicing Agreement with respect to the Mortgage Loans and Serviced Companion Loans in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(26) of this Agreement, (vii) 50% of that portion of any defeasance fees to which the Master Servicer is entitled under Section 3.11(a)(ii) of the Pooling and Servicing Agreement with respect to the Mortgage Loans and Serviced Companion Loans in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(26) of this Agreement and (viii) 100% of that portion of any beneficiary statement charges and demand fees to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement with respect to the Mortgage Loans and Serviced Companion Loans. The Sub-Servicer shall not be entitled to Prepayment Interest Excesses, Default Interest or any other amounts not specifically addressed above in this Section 3.01(c)(19).

(20)        Section 3.11(b) is not incorporated herein.

(21)        Reserved.

(22)        Reserved.

(23)        Section 3.12(a), (b), (d) and (f). The Sub-Servicer shall promptly (but, in the case of inspections, in no event later than thirty (30) days after completion of the related inspection report or, in the case of operating statements, rent rolls, budgets and financial statements, at least five (5) Business Days before Master Servicer must deliver or make available under the Pooling and Servicing Agreement) forward to the Master Servicer a copy of all inspection reports prepared by or on behalf of the Sub-Servicer and electronically deliver a copy of all operating statements, rent rolls, budgets and financial statements collected by the Sub-Servicer. If any inspection report identifies a “life safety” or other material deferred maintenance item existing with respect to the related Mortgaged Property, the Sub-Servicer (x) shall promptly send to the related Mortgagor (with a copy to the Master Servicer by email to cmsins@wellsfargo.com) a letter identifying such deferred maintenance item and instructing the related Mortgagor to correct such deferred maintenance item and (y) shall follow up with the related

Mortgagor in writing (with a copy to the Master Servicer by email to cmsins@wellsfargo.com) and at such frequency as is in accordance with the Servicing Standard to confirm that such deferred maintenance item is being corrected. The Sub-Servicer shall electronically deliver to the Master Servicer in Microsoft Excel format promptly upon completion, and in any event, at least five (5) Business Days before Master Servicer must deliver or make available such reports, statements and files under the Pooling and Servicing Agreement, each CREFC® NOI Adjustment Worksheet and CREFC® Operating Statement Analysis Report. The Sub-Servicer shall deliver to the Master Servicer, no later than 5:00 p.m., New York City time on the Sub-Servicer Reporting Date, by electronic transmission in the format mutually agreed upon by the Master Servicer and the Sub-Servicer, the reports, statements and files required by the first paragraph of Section 3.12(d) of the Pooling and Servicing Agreement. The Sub-Servicer, in connection with the reports that it prepares in connection with Sections 3.13(b) and (d) of the Pooling and Servicing Agreement, will afford the Master Servicer reasonable cooperation by providing such information as the Master Servicer may reasonably request in connection with the Master Servicer’s responsibilities in Sections 3.13(b) and (d) of the Pooling and Servicing Agreement. The Sub-Servicer shall also deliver the reports in this paragraph to the related Companion Holder no later than the Serviced Whole Loan Remittance Date.

The penultimate sentence in the first paragraph of Section 3.12(d) of the Pooling and Servicing Agreement is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer (a) no later than 1:00 p.m. New York City time on the Sub-Servicer Reporting Date by electronic transmission in a format designated by the Master Servicer the CREFC® Loan Periodic Update File, providing the required information as of such Determination Date, (b) no later than 1:00 p.m. New York City time on the Sub-Servicer Reporting Date and on each Serviced Whole Loan Remittance Date by electronic transmission in a format designated by the Master Servicer the Collection Report (the information therein to be stated as of the Determination Date) in the form of Exhibit G attached hereto, and (c) within thirty (30) days after the end of each calendar quarter, beginning with the quarter ending on March 31, 2019, the certification on the Mortgage Loans and Serviced Companion Loans, including without limitation information regarding UCC financing statements, taxes, insurance premiums and ground rents required by and in the form of Exhibit E attached hereto. The Sub-Servicer shall deliver to the Master Servicer on the second Business Day of each month by electronic transmission in a format designated by the Master Servicer a remittance report containing scheduled balance information for the Mortgage Loans reflecting the scheduled Periodic Payment for such month in the form of Exhibit G attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to Section 3.01(c)(9) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission (with a copy to commercial.masterservicing.supp@wellsfargo.com) in a format reasonably acceptable to the Master Servicer and Sub-Servicer, a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer not later than 1:00 p.m. New York City time by the twenty-fifth day of each month, a certification in the form of Exhibit J attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer such other reports as reasonably requested by the Master Servicer from time to time.

Not later than 1:00 p.m. New York City time on the first Business Day following each Determination Date, the Sub-Servicer shall deliver to the Master Servicer the CREFC® Schedule AL File in EDGAR-Compatible Format with respect to the Mortgage Loans and Serviced Companion Loans; provided, however, that the Sub-Servicer shall have no obligation to prepare or deliver the CREFC® Schedule AL File unless the Sub-Servicer receives the Initial Schedule AL File, any Initial Schedule AL Additional File and the Annex A-1 to the Prospectus from the Master Servicer. In preparing the CREFC® Schedule AL File and any Schedule AL Additional File for any given Distribution Date, and without any due diligence, investigation or verification, the Sub-Servicer shall be entitled to conclusively rely, absent manifest error, on the content, completeness, accuracy and compliance with any applicable requirements of Items 1111(h) and 1125 of Regulation AB and Item 601(b) of Regulation S-K as in effect on the Closing Date of the Initial Schedule AL File, the Initial Schedule AL Additional File and the Annex A-1 to the Prospectus. The Sub-Servicer may concurrently with the delivery of the related CREFC® Schedule AL File, deliver any related Schedule AL Additional File in EDGAR-Compatible Format to the Master Servicer. The CREFC® Schedule AL Files and Schedule AL Additional Files shall each be a single file.

With respect to all reports delivered to the Master Servicer under this Section 3.01(c)(23), such reports shall be sent to ssreports@wellsfargo.com or such other electronic delivery reasonably agreed to by the Master Servicer and the Sub-Servicer.

(24)        Section 3.13. Access provided by the Sub-Servicer pursuant to Section 3.13 of the Pooling and Servicing Agreement shall only be provided to the Master Servicer.

(25)        Section 3.17(a), (b) and (e). On each Sub-Servicer Remittance Date, the Sub-Servicer shall deposit into the Sub-Servicer Collection Account as part of the Sub-Servicer Remittance Amount, all Compensating Interest Payments to the extent that the Master Servicer is required to remit such amounts under Section 3.17(a) of the Pooling and Servicing Agreement, and except that references to the Servicing Fees in the definition of “Compensating Interest Payments” in the Pooling and Servicing Agreement shall be references to Sub-Servicing Fees. On each Serviced Whole Loan Remittance Date, the Sub-Servicer shall deliver the portion of any Compensating Interest Payment allocated to the Serviced Companion Loan to the Companion Paying Agent for deposit in the Sub-Servicer Companion Distribution Account without right of reimbursement therefor. The Sub-Servicer shall provide any reports and notices required under Section 3.17(b) of the Pooling and Servicing Agreement to the Serviced Companion Noteholders and shall copy the Master Servicer (at ssreports@wellsfargo.com or such other electronic delivery reasonably agreed to by the Master Servicer and the Sub-Servicer) on any such reports or notices delivered to the Serviced Companion Noteholders.

(26)        Section 3.18. The Sub-Servicer will not permit or consent to any modification, amendment, extension, waiver, consent, defeasance or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. Upon receiving a request for any matter described in Section 3.18 of the Pooling and Servicing Agreement that constitutes a Major Decision or Special Servicer Decision, the Sub-Servicer shall forward such request to the Master Servicer, and the Special Servicer shall process such request (including, without limitation, interfacing with the Mortgagor) and except as provided in the next sentence, the Sub-Servicer shall have no further obligation with respect to such request. With respect to such request, the Sub-Servicer shall deliver to the Master Servicer any additional information in the Sub-Servicer’s possession requested by the Master Servicer to fulfill its obligations under Sections 3.18 of the Pooling and Servicing Agreement. With respect to any modification, amendment, extension, waiver, consent, defeasance or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement (if such modification, amendment, extension, waiver, consent, defeasance or other action is not a Major Decision or Special Servicer Decision), the Sub-Servicer shall perform and forward to the Master Servicer any analysis, recommendation or other information required to be prepared and/or delivered by the Master Servicer under Section 3.18 of the Pooling and Servicing Agreement. The Master Servicer, not the Sub-Servicer, will deal directly with the Special Servicer, the Directing Certificateholder and/or the Rating Agencies in connection with obtaining any necessary approval or consent from the respective party. If the Sub-Servicer shall process any such modification, amendment, extension, waiver, consent, defeasance or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement (if such modification, amendment, extension, waiver, consent, defeasance or other action is not a Major Decision) and the Master Servicer consents to such transaction, the Sub-Servicer shall document and close such transaction. When forwarding a request for the approval of any lease or renewal or extension thereof, the Sub-Servicer shall forward to the Master Servicer the information concerning such lease required by, and in the form of, Exhibit I attached hereto. The Sub-Servicer will not permit any Principal Prepayment with respect to any Mortgage Loan or Serviced Companion Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer. If the Sub-Servicer obtains actual knowledge of the incurrence of additional debt or mezzanine debt by a Mortgagor, the Sub-Servicer shall promptly, but in no event later than two (2) business days, deliver notice to the Master Servicer of such Mortgagor’s incurrence of such debt in the form of Exhibit KK to the Pooling and Servicing Agreement.

(27)        Section 3.19(a). The Sub-Servicer shall promptly notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan or Serviced Companion Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer.

(28)        Reserved.

(29)        Section 3.20. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.20 of the Pooling and Servicing

Agreement. Each and every one of the terms and conditions of Section 3.20 of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer may not enter into any Sub-Servicing Agreements in connection with the Mortgage Loans or Serviced Companion Loans and shall directly service the Mortgage Loans and Serviced Companion Loans in accordance with the terms and conditions of this Agreement. To the extent required by Sections 3.20(g) of the Pooling and Servicing Agreement, this Agreement will be assumed by the Trustee if the Trustee has assumed the duties of the Master Servicer or by a successor Master Servicer without cost or obligation to the assuming party or the Trust Fund, upon the assumption by such party of the obligations, except to the extent they arose prior to the date of assumption, of the Master Servicer pursuant to Section 7.02 of the Pooling and Servicing Agreement. The Sub-Servicer may not foreclose any Mortgage or, except as permitted by Section 3.01(c)(16) or (26) of this Agreement, grant any modification, extension, waiver or amendment to any Mortgage Loan or Serviced Compnanion Loan.

(30)        Reserved.

(31)        Sections 3.24(a), (d), (f) and (i). The Sub-Servicer shall take no action with respect to any mezzanine loan and shall forward any notice or request promptly to the Master Servicer. The Sub-Servicer shall provide any reports and notices required under Section 3.24(a) and (d) of the Pooling and Servicing Agreement to the Serviced Companion Noteholders and shall copy the Master Servicer at ssreports@wellsfargo.com or such other electronic delivery reasonably agreedto by the Master Servicer and Sub-Servicer on any such reports or notices delivered to the Serviced Companion Noteholders. The Master Servicer, not the Sub-Servicer, will deal directly with the Serviced Companion Noteholders in connection with consulting with or obtaining any necessary approval or consent from such Serviced Companion Noteholder; provided, however, that the Sub-Servicer will reasonably cooperate with the Master Servicer in such consultation or obtaining such consent and shall provide to the Master Servicer information in the possession of the Sub-Servicer reasonably requested by the Master Servicer to fulfill its obligations under Section 3.24(d) of the Pooling and Servicing Agreement.

(32)        Section 3.25 is not incorporated herein. Notwithstanding any provision herein to the contrary, the Sub-Servicer shall not deliver any information or documents to the 17g-5 Information Provider or make any request to a Rating Agency for a Rating Agency Confirmation; all such deliveries and requests shall be made by, and as determined necessary by, the Master Servicer. The Sub-Servicer shall not communicate (orally or in writing) with any Rating Agency regarding any of the Mortgage Loan documents or any matter related to the Mortgage Loans, the Serviced Companion Loans, the related Mortgaged Properties, the related Mortgagors or any other matters in connection with the Certificates or pursuant to this Agreement or the Pooling and Servicing Agreement. The Sub-Servicer agrees to comply (and to cause each and every subcontractor, vendor or agent for the Sub-Servicer and each of its officers, directors and employees to comply) with the provisions relating to communications with the Rating Agencies set forth in this Section 3.01(c)(32) and the Pooling and Servicing Agreement

and shall not deliver to any Rating Agency any report, notice, statement, request for Rating Agency Confirmation or other information the communication of which to the Rating Agencies is restricted by the Pooling and Servicing Agreement.

All information described in the immediately preceding paragraph will be provided by, and all such communications, responses and requests described in the immediately preceding paragraph will be made by, the Master Servicer in accordance with the procedures required by the Pooling and Servicing Agreement. To the extent that the Master Servicer is required to provide any information to, or communicate with, any Rating Agency in accordance with its obligations under the Pooling and Servicing Agreement and such information or communication is regarding any Mortgage Loan, any Serviced Companion Loan, or the sub-servicing by the Sub-Servicer under this Agreement, the Sub-Servicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations.

(33)        Sections 3.27 and 3.28. The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations, as incorporated in this Agreement, of the Companion Paying Agent with respect to the Serviced Companion Loans. The Sub-Servicer shall promptly notify the Master Servicer of any information that would impact the Companion Register.

(34)        Sections 3.29(c) and (g). The Sub-Servicer shall reasonably cooperate with the Master Servicer to provide all information regarding the Serviced Whole Loan in the Sub-Servicer’s possession to enable the Master Servicer to provide such information as required pursuant to Section 3.29(c) and (g) of the Pooling and Servicing Agreement.

(35)        Section 3.30 is not incorporated herein. The Sub-Servicer shall not initiate or become involved in any claim or litigation that falls within the scope of Loan-Related Litigation. Upon becoming aware of or being named in any claim or litigation that falls within the scope of Loan-Related Litigation, the Sub-Servicer shall promptly, but in any event no later than five (5) Business Days of the Sub-Servicer receiving service of such Loan-Related Litigation, provide written notice thereof to the Master Servicer. Notwithstanding the foregoing, the Sub-Servicer shall retain the right to make determinations relating to claims against the Sub-Servicer subject to Section 3.34(g) of the Pooling and Servicing Agreement and the rights of the Special Servicer set forth therein, which shall apply to the Sub-Servicer to the extent such provisions apply to the Master Servicer.

(36)        Section 3.33. The Sub-Servicer shall only be responsible for performing the functions delegated under this paragraph to the extent it has actual knowledge or has received notice that the related Mortgage Loan is an Excluded Controlling Class Loan.

(37)        Section 4.01(k) is not incorporated herein. The Sub-Servicer shall make withdrawals and payments from the Sub-Servicer Companion Distribution Account in the following order of priority:

(i)          to pay to the Sub-Servicer, any amounts deposited by the Sub-Servicer in the Sub-Servicer Companion Distribution Account not required to be deposited therein;

(ii)        to pay to the Master Servicer, two (2) Business Days before the related Serviced Whole Loan Remittance Date, to the extent permitted under the related Intercreditor Agreement and not otherwise previously reimbursed, any amounts payable or reimbursable to the Trustee or the Certificate Administrator or any of their directors, officers, employees and agents, as the case may be, pursuant to Section 8.05 of the Pooling and Servicing Agreement based on information provided by the Master Servicer to the Sub-Servicer no later than the Determination Date, to the extent any such amounts relate solely to the Serviced Whole Loan related to the Serviced Companion Loans, and such amounts are to be paid by the related Serviced Companion Noteholder pursuant to the related Intercreditor Agreement;

(iii)       to pay, on the related Serviced Whole Loan Remittance Date, all amounts remaining in the Sub-Servicer Companion Distribution Account related to the Serviced Companion Loans to the related Serviced Companion Noteholder, in accordance with the related Intercreditor Agreement; and

(iv)       to clear and terminate the Sub-Servicer Companion Distribution Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement.

The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis, reflecting amounts allocable to the Serviced Companion Loans, and on a property-by property basis when appropriate, for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Companion Distribution Account. Upon reasonable written request, the Sub-Servicer shall provide to the Master Servicer a copy of such records.

Any Late Collections received by the Sub-Servicer from the related Mortgagor that are allocable to a Serviced Companion Loan (or, if such Serviced Companion Loan has been securitized, reimbursable to the Other Master Servicer or Other Trustee under the related Other PSA) shall be remitted by the Sub-Servicer to the holder thereof (or such Other Master Servicer or Other Trustee) within two (2) Business Days of receipt of properly identified and available funds.

(38)        Sections 6.01(a) and (e). Section 6.01(a)(i) of the Pooling and Servicing Agreement shall be deemed modified to read “The Sub-Servicer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Sub-Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.” The Sub-Servicer hereby represents and warrants to the Master Servicer, as of the date hereof, that (i) each insurance policy and fidelity bond referenced in Section 3.07(c) of the Pooling and Servicing Agreement names the Master Servicer as an additional insured and loss payee; (ii) the net worth of the Sub-Servicer determined in accordance with generally accepted accounting principles is not less than $2 million; and (iii) the Sub-Servicer is authorized to transact business in the state or states in which the Mortgaged Properties are located, if and to the extent required by applicable law.

(39)        Sections 11.01, 11.02, 11.03, 11.04, 11.05, 11.06, 11.07, 11.09, 11.10, 11.11, 11.12 and 11.15. The Sub-Servicer shall cooperate fully with the Master Servicer and deliver to the Master Servicer any and all statements, reports, certifications, records and any other information in its possession and necessary in the good faith determination of the Master Servicer, the Certificate Administrator, the Depositor or such Other Depositor, to permit the Depositor or Other Depositor, as applicable, to comply with the provisions of Regulation AB and the Master Servicer to comply with its obligations under Article XI of the Pooling and Servicing Agreement, together with such disclosures relating to the Sub-Servicer, or the servicing of the Mortgage Loans (and related Serviced Companion Loans, if applicable), reasonably believed by the Depositor (or any Other Depositor), the Certificate Administrator or the Master Servicer to be necessary in order to effect such compliance. For purposes of this Section 3.01(c)(39), references to the Trustee, the Certificate Administrator or the Depositor (or any Other Depositor or Other Certificate Administrator) in Article XI of the Pooling and Servicing Agreement shall not be deemed to be references to the Master Servicer but shall remain references to the Trustee, the Certificate Administrator or the Depositor (or any Other Depositor or Other Certificate Administrator); provided that the Sub-Servicer shall copy the Master Servicer on any notice, certificate or information provided to the Trustee, the Certificate Administrator, the Depositor, the Other Certificate Administrator or the Other Depositor pursuant to this Section 3.01(c)(39).

With respect to any period that the Sub-Servicer is a servicer as contemplated by Item 1108(a)(2) of Regulation AB, the Sub-Servicer shall perform all obligations under Section 11.02 of the Pooling and Servicing Agreement applicable to a servicer as contemplated by Item 1108(a)(2) of Regulation AB (including, without limitation, any obligation or duty the Master Servicer is required under Section 11.02 of the Pooling and Servicing Agreement to cause (or use commercially reasonable efforts to cause) a servicer as contemplated by Item 1108(a)(2) of Regulation AB to perform).

Any Additional Form 10-D Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, also to the Depositor, the Certificate Administrator, and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to a Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loan)) within the time provided in Section 11.04 of the Pooling and Servicing Agreement. The Sub-Servicer shall reasonably cooperate with the Master Servicer and the Depositor pursuant to Section 11.04(c) of the Pooling and Servicing Agreement with respect to any CREFC® Schedule AL File provided by the Sub-Servicer.

The Sub-Servicer shall provide all the reports required of a Reporting Servicer under Section 11.05 of the Pooling and Servicing Agreement. The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer, or the Mortgage Loans, or the Serviced Companion Loans) to enable the Master Servicer to provide any Additional Form 10-K Disclosure. Any Additional Form 10-K Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, also to the Depositor, the Certificate Administrator, and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to a Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loan)) on or before the fifth (5th) Business Day proceeding March 1, commencing March 2019.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall provide a Performance Certification described in Section 11.06 of the Pooling and Servicing Agreement (on which the Master Servicer and its officers, directors and Affiliates, in addition to the Certification Parties, can reasonably rely) to the Master Servicer on or before the fifth (5th) Business Day preceding March 1st. If the Sub-Servicer is a Servicing Function Participant, such Performance Certification shall also be provided to each affected Certifying Party by the time required by the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant or an Additional Servicer, such Performance Certification shall be delivered only to the Master Servicer. In addition, the Sub-Servicer (a) shall provide such information and assistance as may be reasonably required to cooperate with the Master Servicer in complying with Section 11.06 of the Pooling and Servicing Agreement and (b) shall cooperate with the Master Servicer’s reasonable requests in performing its due diligence for its certification under Section 11.06 of the Pooling and Servicing Agreement.

Any Form 8-K Disclosure Information and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is a Servicing Function Participant or an Additional Servicer, also to the Depositor, the Certificate Administrator and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to a Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans)) within the time provided in Section 11.07 of the Pooling and Servicing Agreement.

The Sub-Servicer (without regard to whether the Sub-Servicer is an Additional Servicer or Servicing Function Participant) shall deliver its Officer’s Certificate required by Section 11.09 of the Pooling and Servicing Agreement to the Master Servicer on or before the fifth (5th) Business Day preceding March 1st each year. If the Sub-Servicer is an Additional Servicer or Servicing Function Participant, the Sub-Servicer shall also deliver such Officer’s Certificate to the Trustee, Certificate Administrator, Depositor, 17g-5 Information Provider and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to a Serviced

Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) within the time provided in Section 11.09 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not an Additional Servicer or Servicing Function Participant, such Officer’s Certificate shall be delivered only to the Master Servicer.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall deliver the items required under Sections 11.10 and 11.11 of the Pooling and Servicing Agreement regarding itself (the “report on an assessment of compliance with Relevant Servicing Criteria” and “accountants’ report”) to the Master Servicer on or before the fifth (5th) Business Day preceding March 1st each year. If the Sub-Servicer is a Servicing Function Participant or an Additional Servicer, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall also be delivered to the Trustee, Certificate Administrator, Depositor, 17g-5 Information Provider and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to a Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) within the time provided in Sections 11.10 and 11.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant or an Additional Servicer, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall be delivered only to the Master Servicer.

Subject to other provisions of this Agreement restricting the right of the Sub-Servicer to retain subservicers or subcontractors, the provisions of Article XI of the Pooling and Servicing Agreement regarding retaining a “Sub-Servicer,” “Subcontractor,” “Additional Servicer” or “Servicing Function Participant” shall be applicable to any sub-servicer, subcontractor or agent hired by the Sub-Servicer to perform any of its obligations hereunder and the Sub-Servicer shall comply with such provisions.

If the Sub-Servicer is (or was during any time relevant to the second and third paragraphs of Section 11.12 of the Pooling and Servicing Agreement) an Additional Servicer or Servicing Function Participant, the Sub-Servicer shall perform all of the obligations of an Affected Reporting Party contained in the second and third paragraphs of Section 11.12 of the Pooling and Servicing Agreement. The Sub-Servicer shall also obtain the consent of the Master Servicer (which shall not be unreasonably denied, withheld or delayed) when the Depositor’s or Other Depositor’s consent is required under this paragraph.

The Sub- Servicer shall cooperate with the Master Servicer and each other party listed in Section 11.15(a) of the Pooling and Servicing Agreement in accordance with Section 11.15(a) of the Pooling and Servicing Agreement. If the Serviced Companion Loan constitutes a Serviced Securitized Companion Loan, the Sub-Servicer shall provide to the Master Servicer all information, reports, statements and certificates with respect to the Sub-Servicer and such Serviced Companion Loan comparable to any information, reports, statements or certificates required to be provided by the Master Servicer pursuant to Section 11.15 of the Pooling and Servicing Agreement, even if the Sub-Servicer is not otherwise required to provide such information, reports or certificates to any Person in order to comply with Regulation AB. Such information, reports or certificates shall be provided to the Master Servicer no later than five (5) Business Days prior to the date on which the Master Servicer is required to deliver its comparable information, reports, statements or certificates pursuant to Section 11.15 of the Pooling and Servicing Agreement. To the extent the Sub-Servicer is a Servicing Function Participant, the Sub-Servicer shall cooperate with each other party listed in Sections 11.15(b)-(f) of the Pooling and Servicing Agreement in accordance with Sections 11.15(b)-(f) of the Pooling and Servicing Agreement.

If any Mortgaged Property that secures a Serviced Companion Loan is a “significant obligor” (within the meaning of Item 1101(k) of Regulation AB), the Sub-Servicer shall comply with Section 11.15(h) of the Pooling and Servicing Agreement and shall deliver such information and reports as provided therein to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver such items.

The Sub-Servicer shall indemnify and hold harmless the Master Servicer (including any of its partners, directors, officers, employees or agents) against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such other Person arising out of (i) an actual breach by the Sub-Servicer of its obligations under this Section 3.01(c)(39), (ii) negligence, bad faith or willful misconduct on the part of the Sub-Servicer in the performance of such obligations or (iii) delivery of any Deficient Exchange Act Deliverable. The Sub-Servicer shall indemnify and hold harmless each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of (i) a breach of its obligations to provide any of the annual compliance statements or annual assessment of compliance with the servicing criteria or attestation reports pursuant to this Agreement, (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations, (iii) any failure by a Servicer (as defined in Section 11.02(b) of the Pooling and Servicing Agreement) to identify a Servicing Function Participant retained by it pursuant to Section 11.02(c) of the Pooling and Servicing Agreement or (iv) delivery of any Deficient Exchange Act Deliverable.

The Master Servicer shall notify the Sub-Servicer if the Sub-Servicer becomes a Servicing Function Participant, an Additional Servicer, and/or a Reporting Servicer. Upon request, the Master Servicer shall provide the Sub-Servicer with current mailing addresses of the Trustee, the Depositor, the Certificate Administrator, the applicable Other Depositor and/or Other Certificate Administrator to whom the Sub-Servicer must deliver Exchange Act-related reports as a result of becoming a Servicing Function Participant, an Additional Servicer and/or a Reporting Servicer.

If the indemnification provided for in this Section 3.01(c)(39) is unavailable or insufficient to hold harmless any Certification Party or the Master Servicer, then the Sub-Servicer shall contribute to the amount paid or payable to the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the Sub-Servicer on the other in connection with a breach of the Sub-Servicer’s obligations pursuant to this Section 3.01(c)(39).

(40)        Sections 12.01(b)(i)-(ii). The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Mortgage Loans) to enable the Master Servicer to provide the information required pursuant to Section 12.01(b)(i)-(ii) of the Pooling and Servicing Agreement.

Section 3.02         Merger or Consolidation of the Sub-Servicer.

The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the state of its formation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Mortgage Loans or the Serviced Companion Loans and to perform its duties under this Agreement.

Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, or any Person succeeding to all or substantially all of the servicing business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a company whose business is the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service is situated, (ii) must be reasonably acceptable to the Master Servicer and (iii) shall assume in writing the obligations of the Sub-Servicer under this Agreement. Notwithstanding the foregoing, the Sub-Servicer may not remain the Sub-Servicer under this Agreement after (x) being merged or consolidated with or into any Person that is a Prohibited Party, or (y) transferring all or substantially all of its assets to any Person if such Person is a Prohibited Party, except to the extent that (i) the Sub-Servicer is the surviving entity of such merger, consolidation or transfer and has been and continues to be in compliance with its Regulation AB reporting obligations hereunder or under the Pooling and Servicing Agreement or (ii) the Depositor consents to such merger, consolidation or transfer, which consent shall not be unreasonably withheld.

Section 3.03         Limitation on Liability of the Sub-Servicer and Others.

Neither the Sub-Servicer nor any directors, officers, employees, members, managers or agents of the Sub-Servicer (the “Sub-Servicer Parties”) will be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer Parties against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed on the Sub-Servicer by reason of its willful misconduct, bad faith, or negligence (or by reason of any specific liability imposed hereunder for a breach of the Servicing Standard) in the performance of its duties hereunder or by reason of its negligent disregard of its obligations or duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind, prima facie, properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and either (i) it is specifically required to bear the cost of such action or (ii) such action will not, in its reasonable and good faith judgment, involve it in any ultimate expense or liability for which it would not be reimbursed hereunder; provided, however, that the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Master Servicer will be liable and the Sub-Servicer shall be entitled to be reimbursed to the extent the Master Servicer is reimbursed therefor by the Trust. To the extent provided in the Pooling and Servicing Agreement, the Sub-Servicer Parties shall be indemnified by the Trust, against any Losses (as defined below) incurred by the Sub-Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement, other than any Losses (as defined below) (i) that are specifically required to be borne by the Sub-Servicer without right of reimbursement pursuant to the terms of this Agreement or (ii) that are incurred by reason of (A) a breach of any representation or warranty by the Sub-Servicer or (B) willful misconduct, bad faith or negligence of the Sub-Servicer in the performance of duties under this Agreement or negligent disregard of its obligations and duties under this Agreement; provided, however, that the indemnification described in this sentence shall be strictly limited to any actual amount of indemnification received by the Master Servicer under the Pooling and Servicing Agreement as a result of pursuing the Trust on behalf of the Sub-Servicer for such indemnification.

Section 3.04         Sub-Servicer Not to Resign.

The Sub-Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Sub-Servicer and the Master Servicer, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

Section 3.05         No Transfer or Assignment of Servicing.

With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans and Serviced Companion Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer’s independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, nor sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the “Sub-Servicing Rights”), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from other parties independent of the Master Servicer. If after receipt by the Sub-Servicer of all bids, the Master Servicer is not the highest bidder, the Master Servicer will be given the opportunity to submit a second bid and final bid, which bid shall be given equal consideration with all other bids.

Section 3.06         Indemnification.

The Sub-Servicer Parties shall be indemnified by the Master Servicer against any loss, liability or expense (collectively, the “Losses”) incurred by the Sub-Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement resulting from the Master Servicer’s willful misconduct, bad faith, or negligence in the performance of duties hereunder or negligent disregard of its obligations hereunder. The Sub-Servicer shall indemnify and hold harmless the Master Servicer and its directors, officers, representatives, members, managers, agents, employees or affiliates against any Losses incurred by the Master Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement, the Pooling and Servicing Agreement or the Certificates by reason of (1) any breach by the Sub-Servicer of a representation or warranty made by the Sub-Servicer in this Agreement or (2) any willful misconduct, bad faith, fraud or negligence by the Sub-Servicer in the performance of its obligations or duties under this Agreement or under the Pooling and Servicing Agreement or by reason of negligent disregard of such obligations and duties. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

ARTICLE IV

DEFAULT

Section 4.01         Sub-Servicer Termination Events.

In case one or more of the following events (each a “Sub-Servicer Termination Event”) by the Sub-Servicer shall occur and be continuing, that is to say:

(a)          any failure by the Sub-Servicer (i) to make a required deposit to the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account or any Servicing Account on the day by the time such deposit was first required to be made, or (ii) to remit to the Master Servicer for deposit into the Collection Account or remit to the Serviced Companion Noteholders any amount required to be so deposited or remitted by the Sub-Servicer, which failure is not cured within one (1) Business Day after such deposit or remittance is due; or

(b)          any failure on the part of the Sub-Servicer to observe or perform its obligations and duties in accordance with Section 3.07 of the Pooling and Servicing Agreement; or

(c)          any failure on the part of the Sub-Servicer to (a) make available and certify to the Master Servicer the information called for on Exhibit E at any time required hereunder, or (b) to timely make available and certify to the Master Servicer the Collection Report which failure continues unremedied for one (1) Business Day; or

(d)          the Sub-Servicer shall fail three (3) times within any twelve (12) month period to (a) timely deposit or remit any amounts required to be deposited or remitted under this Agreement, or (b) timely provide to the Master Servicer any report required by this Agreement to be provided to the Master Servicer; or

(e)          any failure (other than a failure referred to in another clause in this Section 4.01) on the part of the Sub-Servicer duly to observe or perform in any material respect any other of its covenants or agreements contained in this Agreement which continues unremedied for a period of twenty-five (25) days (or (A) with respect to any year that a report on Form 10-K is required to be filed, three (3) Business Days in the case of the Sub-Servicer’s obligations contemplated by Article XI of the Pooling and Servicing Agreement or (B) ten (10) days in the case of payment of an insurance premium) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, if that failure is capable of being cured and the Sub-Servicer is diligently pursuing that cure, that 25-day period will be extended an additional 30 days; or

(f)          any breach on the part of the Sub-Servicer of any representation or warranty contained in this Agreement which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders or any Serviced Companion Noteholder and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, if that breach is capable of being cured and the Sub-Servicer is diligently pursuing that cure, that 30-day period will be extended an additional 30 days; or

(g)          a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

(h)          the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

(i)           the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

(j)           the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

(k)          the Sub-Servicer is removed from S&P’s Select Servicer List as a U.S. Commercial Mortgage Sub-Servicer and is not restored to such status on such list within sixty (60) days; or

(l)           DBRS has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or (B) placed one or more Classes of Certificates on “watch status” in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or “watch status” placement shall not have been withdrawn by DBRS, as applicable within sixty (60) days of such rating action) and, in the case of either of clauses (A) or (B), publicly citing servicing concerns with the Sub-Servicer as the sole or a material factor in such rating action; or

(m)         the Sub-Servicer is no longer rated at least “CPS3” by Fitch and the Sub-Servicer is not reinstated to at least that rating within 60 days of the delisting; or

(n)          the net worth of the Sub-Servicer, determined in accordance with generally accepted accounting principles shall decline to less than $2 million; or

(o)          a Servicer Termination Event by the Master Servicer under the Pooling and Servicing Agreement occurs, which Servicer Termination Event occurred as a result of the failure of the Sub-Servicer to perform any obligation required under this Agreement; or

(p)          (1) so long as the Trust is subject to Exchange Act reporting requirements, any failure by the Sub-Servicer to deliver by the due date any Exchange Act reporting items required to be delivered to the Depositor, the Certificate Administrator or the Master Servicer under Article XI of the Pooling and Servicing Agreement or under this Agreement or to the master servicer under any other pooling and servicing agreement that the Depositor is a party to (after any applicable grace period) or (2) the failure of the Sub-Servicer to perform in any material respect any of its covenants or obligations contained in this Agreement regarding creating, obtaining or delivering Exchange Act reporting items required for any party to the Pooling and Servicing Agreement to perform its obligations under Article XI of the Pooling and Servicing Agreement or the Exchange Act reporting items required under any other pooling and servicing agreement that the Depositor is a party to.

If any Sub-Servicer Termination Event shall occur and be continuing, then, and in each and every such case, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans, the Serviced Companion Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans, the Serviced Companion Loans, or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section 4.01, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans, the Serviced Companion Loans, and related documents, or otherwise. The Sub-Servicer hereby acknowledges that the Serviced Companion Noteholders shall be entitled to direct the Master Servicer to replace the Sub-Servicer with a successor sub-servicer for the related Serviced Whole Loan pursuant to Section 7.01(f) of the Pooling and Servicing Agreement (the “Successor Sub-Servicer”) following a Sub-Servicer Termination Event with respect to such Serviced Whole Loan. The Sub-Servicer agrees that if it is terminated pursuant to this Section 4.01, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer or the Successor Sub-Servicer, if applicable, with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer’s functions hereunder, and shall cooperate with the Master Servicer or Successor Sub-Servicer, if applicable, in effecting the termination of the Sub-Servicer’s responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer’s obligations hereunder, including, without limitation, the transfer within one (1) Business Day to the Master Servicer or the Successor Sub-Servicer, if applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account, any Collection Account or any Servicing Account, or thereafter be received with respect to the Mortgage Loans or the Serviced Companion Loans (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

In addition to any other rights the Master Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the rate of Wells Fargo Bank, National Association prime rate plus three percent (3%) per annum, applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

In addition to any other rights and remedies available to the Master Servicer hereunder or at law or equity, including, without limitation, the right to a recovery of damages, the Master Servicer may impose, and if so imposed, the Sub-Servicer shall pay, the penalties described in this paragraph for any failure by the Sub-Servicer to timely provide to the Master Servicer any report or certification required by this Agreement to be provided to the Master Servicer, the Collection Report required by this Agreement, the remittance report in the form of Exhibit G required by this Agreement, or the account reconciliations required by this Agreement (and, with respect to the account reconciliations, such failure continues unremedied for thirty (30) days after the time within which they are required to be delivered) (each such failure referred to herein as a “Sub-Servicer Delinquency”). The Master Servicer may impose on the Sub-Servicer a penalty of $500.00 for the first Sub-Servicer Delinquency to occur hereunder (“Initial Sub-Servicer Delinquency”), a penalty of $1,000.00 for the next Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency, and a penalty of $1,500.00 for any other Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency; provided, however, that if no Sub-Servicer Delinquency occurs during any two (2) year period, the first Sub-Servicer Delinquency thereafter shall be deemed to be an “Initial Sub-Servicer Delinquency”. The penalties provided for in this paragraph are not intended to constitute liquidated damages. The rights and remedies of the Master Servicer under this Agreement are cumulative with, and not exclusive of, any other rights or remedies which it would otherwise have.

Section 4.02         Waiver of Defaults.

The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03         Other Remedies of Master Servicer.

During the continuance of any Sub-Servicer Termination Event, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 of this Agreement, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Sub-Servicer Termination Event.

ARTICLE V

TERMINATION

Section 5.01         Termination.

(a)          Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee): (i) upon the later of the final payment or other liquidation of the last Mortgage Loan and the remittance of all funds due hereunder or as to a particular Mortgage Loan (and the related Serviced Companion Loan), if that Mortgage Loan becomes an REO Loan or the related Mortgaged Property becomes REO Property; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such Mortgage Loan(s), subject to the Sub-Servicer’s rights to retain accrued and unpaid Sub-Servicing Fees; (v) upon a Mortgage Loan or

Serviced Companion Loan becoming a Specially Serviced Loan and only with respect to such Mortgage Loan or Serviced Companion Loan; or (vi) upon termination of the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the Sub-Servicer shall not receive any Sub-Servicing Fee upon termination of this Agreement.

Section 5.02         Termination With Cause.

The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to the Mortgage Loans and Serviced Companion Loans as provided in Section 4.01 of this Agreement upon the occurrence of a Sub-Servicer Termination Event. For the avoidance of doubt, the Sub-Servicer will no longer perform the obligations of the Master Servicer as Companion Paying Agent if terminated as the Sub-Servicer with respect to the Serviced Whole Loan.

Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

Section 5.03         Reserved.

Section 5.04         Termination of Duties with Respect to Specially Serviced Loans.

At such time as any Mortgage Loan or Serviced Companion Loan becomes a Specially Serviced Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan shall cease and such Mortgage Loan or Serviced Companion Loan shall no longer be subject to this Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.01         Successor to the Sub-Servicer.

Prior to the termination of the Sub-Servicer’s responsibilities and duties under this Agreement pursuant to Sections 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer’s responsibilities, duties and liabilities under this Agreement.

Section 6.02         Financial Statements.

The Sub-Servicer shall, upon the request of the Master Servicer, make available its financial statements and other records relevant to the performance of the Sub-Servicer’s obligations hereunder. It is acknowledged that the Sub-Servicer and the Master Servicer have entered into that certain confidentiality and nondisclosure agreement dated August 8, 2013 (the “NDA”), and that any financial statements and other information relating to the Sub-Servicer provided by the Sub-Servicer to the Master Servicer pursuant to this Agreement for the purpose of enabling the Master Servicer to receive information related to sub-servicer reviews are subject to the terms of the NDA by its terms; provided that information regarding the Mortgage Loans, the Serviced Companion Loans, the Mortgagors or Mortgaged Properties shall not be subject to the NDA; and provided, further, that the NDA shall not be deemed to restrict the Master Servicer’s use of information for the purpose of evaluating the Sub-Servicer’s performance under, and compliance with, this Agreement.

Section 6.03         Closing.

The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans and the Serviced Companion Loan shall take place on the Closing Date. At the Master Servicer’s option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

Section 6.04         Closing Documents.

The Closing Documents shall consist of all of the following documents:

(a)          to be provided by the Sub-Servicer:

(1)          this Agreement executed by the Sub-Servicer;

(2)          an Officer’s Certificate of the Sub-Servicer, dated the Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

(3)          Reserved; and

(4)          the account certifications in the form of Exhibit F hereto required by Sections 3.01(c)(4) and (8) of this Agreement, fully completed; and

(b)          to be provided by the Master Servicer:

(1)          this Agreement executed by the Master Servicer; and

(2)          the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

(3)          the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

Section 6.05         Notices.

All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

(i)          if to the Master Servicer:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 South Tryon Street, 8th Floor

MAC D1050-084
Charlotte, North Carolina 28202
Reference: BBCMS 2018-C2 Asset Manager

with a copy to:

Wells Fargo Bank, National Association
Legal Department
301 S. College St., TW-30
D1053-300

Charlotte, North Carolina 28202
Reference: Commercial Mortgage Servicing Legal Support

with a copy to:

K&L Gates LLP

Hearst Tower, 47th Floor

214 North Tryon Street

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann, Esq.

(ii)          if to the Sub-Servicer:

Berkeley Point Capital LLC
One Beacon Street, 14th Floor
Boston, MA 02108
Attention: Director and Head of Servicing

with a copy to:

Berkeley Point Capital LLC
7700 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814
Attention: Raqual Crea-Legal Department

or such other address as may hereafter be furnished to the other party by like notice.

Section 6.06         Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan or Serviced Companion Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.07         Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 6.08         Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

Section 6.09         Protection of Confidential Information.

The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Serviced Companion Loan Noteholder, the Special Servicer or the Trustee, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans, the Serviced Companion Loans or or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

Section 6.10         Intention of the Parties.

It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans and Serviced Companion Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto and that the Serviced Companion Noteholders remain the sole and absolute beneficial owner of its respective Serviced Companion Loan and all rights related thereto.

Section 6.11         Third Party Beneficiary.

The Trustee, for the benefit of the Certificateholders and the Serviced Companion Noteholders, and the Trustee, as holder of the Lower-Tier Regular Interests, shall be a third party beneficiary under this Agreement; provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Trustee, the Trust, the Certificate Administrator, the Operating Advisor,

the Asset Representations Reviewer, the Special Servicer or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom. The Depositor and each Certification Party shall be a third party beneficiary under this Agreement solely with respect to the obligations of the Sub-Servicer under Section 3.01(c)(39) of this Agreement.

Section 6.12         Successors and Assigns; Assignment of Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including by reason of a Servicer Termination Event), the Trustee or its designee or any other successor to the Master Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement, subject to the Sub-Servicer’s rights hereunder, including the right to retain accrued and unpaid Sub-Servicing Fees.

Section 6.13         Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.14         Exhibits.

The Exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.15         General Interpretive Principles.

The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

Section 6.16         Complete Agreement.

This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 6.17         Further Agreement.

The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.18         Amendments.

This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. The Master Servicer shall not consent to any modification to the Pooling and Servicing Agreement in any manner which would increase the obligations or limit the rights of a Sub-Servicer under the Pooling and Servicing Agreement or under this Agreement without the prior written consent of the Sub-Servicer (which consent shall not be unreasonably withheld).

Section 6.19         Exchange Act Rule 17g-5 Procedures.

(a)          Notwithstanding any provision herein to the contrary but subject to Section 6.19(c) of this Agreement and except as required by law, the Sub-Servicer shall not provide any information directly to, or communicate with, either orally or in writing, any Rating Agency regarding the Certificates, the Mortgage Loans or the Serviced Companion Loans relevant to the Rating Agency’s surveillance of the Certificates, Mortgage Loans, or the Serviced Companion Loans, including, but not limited to, providing responses to inquiries from the Rating Agency regarding the Certificates, the Mortgage Loans, or the Serviced Companion Loans and requests for Rating Agency Confirmation. All such information will be provided by, and all such communications, responses and requests will be made by, the Master Servicer in accordance with the procedures required by the Pooling and Servicing Agreement. To the extent that the Master Servicer is required to take any action under the Pooling and Servicing Agreement to comply with Exchange Act Rule 17g-5, the Sub-Servicer shall cooperate and provide any information reasonably requested by the Master Servicer to enable the Master Servicer to comply with such obligations.

(b)          The Sub-Servicer hereby expressly agrees to indemnify and hold harmless the Master Servicer and the Depositor and their respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons, and the Trust Fund (each, an “Indemnified Party”), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the Act, the Exchange Act or otherwise, pursuant to a third party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses) arise out of or are based upon (i) the Sub-Servicer’s breach of this Section 6.19 or (ii) a determination by the Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Exchange Act Rule 17g-5(a)(3), to the extent caused by any such breach referred to in clause (i) above by the Sub-Servicer, and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.

(c)          None of the foregoing restrictions in this Section 6.19 prohibit or restrict oral or written communications, or providing information, between the Sub-Servicer and any Rating Agency with regard to (i) such Rating Agency’s review of the ratings it assigns to the Sub-Servicer, (ii) such Rating Agency’s approval of the Sub-Servicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s evaluation of the Sub-Servicer’s servicing operations in general; provided, however, that the Sub-Servicer shall not provide any information relating to the Certificates, the Mortgage Loans, or the Serviced Companion Loans to such Rating Agency in connection with such review and evaluation by such Rating Agency unless (x) borrower, property or deal specific identifiers are redacted; (y) the Master Servicer confirms to the Sub-Servicer in writing that such information has already been provided to the 17g-5 Information Provider and has been uploaded on to the 17g-5 Information Provider’s Website pursuant to the terms of the Pooling and Servicing Agreement; or (z) the Rating Agency confirms that it does not intend to use such information in undertaking credit rating surveillance with respect to the Certificates.

Section 6.20 Notification to Sub-Servicer Concerning REO Property.

The Master Servicer shall notify the Sub-Servicer if any Mortgage Loan or Serviced Companion Loan becomes an REO Loan or if a related Mortgaged Property becomes REO Property.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ MaryKate Walker
Name: MaryKate Walker
Title: Vice President

BBCMS 2018-C2
Signature Page to Berkeley Point Sub-Servicing Agreement

IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

BERKELEY POINT CAPITAL LLC, DBA NEWMARK KNIGHT FRANK

By:	/s/ Dave Maisel
Name:	Dave Maisel
Title:	Managing Director

BBCMS 2018-C2
Signature Page to Berkeley Point Sub-Servicing Agreement

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Property Name	Cut-off Date Balance	Sub-Servicing Fee %
Shelbourne Global Portfolio	$25,000,000	0.00125%[1]

AVR Embassy Suites Fort Worth	$35,200,000	0.03000%

1       The Primary Servicing Fee Rate for the Serviced Companion Loan is also 0.00125%.

A-1

EXHIBIT B

SUB-SERVICER’S OFFICER’S CERTIFICATE

BBCMS 2018-C2

I, [_____________], hereby certify that I am the duly elected [_________] of Berkeley Point Capital, LLC, a [___________] organized under the laws of the State of [___________] (the “Sub-Servicer”) and further as follows:

1.	Attached hereto as Exhibit 1 is a true, correct and complete copy of the [certificate of formation][articles of incorporation] of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since January 1, 2009.

2.	Attached hereto as Exhibit 2 is a true, correct and complete copy of the [organization document] of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since January 2009.

3.	Attached hereto as Exhibit 3 is an original certificate of good standing of the Sub-Servicer, issued on [___________], and no event has occurred since the date thereof which would impair such standing.

4.	Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of December 1, 2018 (the “Sub-Servicing Agreement”), by and between the Sub-Servicer and Wells Fargo Bank, National Association and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since August 31, 2011.

5.	Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sub-Servicer of or compliance by the Sub-Servicer with the Sub-Servicing Agreement or the consummation of the transactions contemplated by the Sub-Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Sub-Servicer.

6.	Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Sub-Servicing Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Sub-Servicer, the terms of any indenture or other agreement or instrument to which the Sub-Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Sub-Servicer is subject or by which it is bound.

B-1

7.	There is no action, suit, proceeding or investigation pending or to the best of my knowledge threatened against the Sub-Servicer which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Sub-Servicer or in any material impairment of the right or ability of the Sub-Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Sub-Servicer or which would draw into question the validity of the Sub-Servicing Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Sub-Servicer to perform under the terms of the Sub-Servicing Agreement.

8.	Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

9.	The Sub-Servicer is duly authorized to engage in the transactions described and contemplated in the Sub-Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.

Dated: __________________	By:
Name:
Title:

I, [_____________], an [____________] of Berkeley Point Capital LLC, hereby certify that [_________] is the duly elected, qualified and acting Senior Vice President of the Sub-Servicer and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: __________________	By:
Name:
Title:

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EXHIBIT 5

to

Sub-Servicer’s Officer’s Certificate

Name	Title	Signature

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EXHIBIT C

POOLING AND SERVICING AGREEMENT

Previously Delivered.

C-1

EXHIBIT D

[RESERVED]

D-1

EXHIBIT E

QUARTERLY SERVICING CERTIFICATION

Sub-Servicer:

RE:     BBCMS 2018-C2

Pursuant to the Servicing Agreement(s) between Wells Fargo Bank, National Association and the above referenced Sub-Servicer, we certify that with respect to each mortgage loan and companion loan serviced by us for Wells Fargo Bank, National Association that as of the quarter ending ____________________ except as otherwise noted below:

●	All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

●	All required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the loan documents.

●	On all required insurance policies, the loss payee is in the name of the Trust.

●	All UCC Financing statements have been renewed prior to expiration.

●	All reserves are maintained and disbursed in accordance with the loan documents and no expired reserves exist.

●	All letters of credit are transferred to the Trust as beneficiary and are properly renewed.

●	Lockboxes are being serviced in accordance with loan documents.

●	All required loan documents, third party reports and underwriting files are complete and all applicable loan documents have been properly assigned to the Trust.

EXCEPTIONS:

Servicing Officer	Date

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EXHIBIT F

FORM OF ACCOUNT CERTIFICATION

BBCMS 2018-C2

Securitization: ___________________________________________________________________________________________________________________

Sub Servicer: ___________________________________________________________________________________________________________________

________	New Account	________	Change of Account Information

Indicate purpose of account (check all that apply):

________	Principal & Interest	________	Deposit Clearing
________	Taxes & Insurance	________	Disbursement Clearing
________	Reserves (non-interest bearing)	________	Suspense
________	Reserves (interest bearing)

Account Number: _______________________________________________________________________________________________________________

Account Name: _________________________________________________________________________________________________________________

Depository Institution (and Branch):

Name:	___________________________________________________________________________________________________________________

Street:	___________________________________________________________________________________________________________________

City, State, Zip:____________________________________________________________________________________________________________

Rating Agency: _____________________________________________	Rating:	_______________________________________________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by: ____________________________________________________________________________________________________________________

Signature: ______________________________________________________________________________________________________________________

Title: __________________________________________________________________________________________________________________________

Date: __________________________________________________________________________________________________________________________

Telephone: _____________________________________________________	Fax: __________________________________________________________

F-1

EXHIBIT G

FORM OF

COLLECTION REPORT

BBCMS 2018-C2

Month of ____________

1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39
														Sched Addl Sub-Sub Fee	Neg Am/ Deferred Int Amount
Sub Serv ID	Master Servicer Loan#	Sub- Servicer Loan#	Prosp ID	Sched Due Date	Begin Balance Prior to Pmt	Ending Balance After Pmt	Paid Thru Date	Current Note Rate	Sub- Servicer Fee Rate	Sched Prin Pmt	Sched Int Pmt	Sched P&I Amount	Sched Sub-Serv Fee			Unsched Principal Rec’d	Other Principal Adjust	Other Interest Adjust	Liq/ Prepmt Date	Prepmt Penalty / YM Rec’d	Prepmt Int Exc/Short	Liq/ Prepmt Code	T&I Advances O/S	Pmt Eff Date Recd	Actual Principal Rec’d	Actual (Gross) Interest Rec’d	Actual Sub-Servicer Fee Paid	Addl Sub-Sub Fee Paid	Actual (Net) Interest Rec’d	Late Charges Rec’d	Default Interest Rec’d	Assum Fees Rec’d	Addl Fees Rec’d	Remittance Amount	Actual Loan Balance	Total Reserve Balance	Pmt Loan Status	Comments

										0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00		0.00		0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00

																															NET REMIT TO MS			-

	Loan Status	A - payment not received but still in grace period
B - late payment but less than 1 month delinquent
O - Current
1 - One month delinquent
2 - Two months delinquent
3 - Three months delinquent
4 - Assumed Schedule Payment
5 - Prepaid in Full
6 - Specially Serviced
Prepared By		7 - in foreclosure
Approved By		9 - REO
10 - DPO
11 - Modification

G-1

EXHIBIT H

FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer:

RE:     BBCMS 2018-C2

Pursuant to the Sub-Servicing Agreement(s) between Wells Fargo Bank, National Association and the above-named Sub-Servicer, we certify with respect to the Mortgage Loans serviced by us for Wells Fargo Bank, National Association that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).

Servicing Officer	Date

H-1

EXHIBIT I

NEW LEASE INFORMATION

Loan #	Property Type:	Tenant:

Property Name/Address:

Term (Years, Months):	Sq Ft Gross Rentable:	Net Rentable

Begin Lease Date:	Retail

End Lease Date:	Office

Occupancy Date (if diff):	Other

Minimum Rent	(S/SF/YR)

		(Mo/Yr)	Escalation:	CPI	Other
Change to	on
Change to	on
Change to	on
Change to	on

Percentage Rent

% Amount	For	% Rent Due:
	For		Monthly
	Up to		Quarterly
	Up to		Annually

Breakpoint	(S/Yr)	Sales Report Due:

(Mo/Yr)
Change to	on		Monthly
Change to	on		Quarterly
Change to	on		Annually

Recoveries

Taxes	Per

Insurance	Per

Cam	Per

HVAC	Per

Adver/Promo	Per

Per
Per

Management	Per

 I-1

Renewal Options

Term	SF

Minimum rent	Gross Rentable

% Rent	Net Rentable

Landlord Costs

Alterations:

Commissions:

Moving Allowances:

Buyout Clauses:

Other:

Building Insurance Requirements

Tenant maintains fire & ED on building(s); will need coverage to renew Does not furnish building coverage
General liability naming landlord mortgagee as additional insured; will need coverage for review
General liability without mentioning landlord’s mortgagee; do not need coverage

Waiver of Subrogation
N/A Mutual; will need endorsement Landlord only; will need endorsement Tenant only; do not need endorsement

Comments:

Attachments:
Original Lease Original Subordination Agreement

 I-2

EXHIBIT J

MONTHLY ACCOUNTS CERTIFICATION

Sub-Servicer:

RE:     BBCMS 2018-C2

Pursuant to the Servicing Agreement(s) between Wells Fargo Bank, National Association and the above named Sub-Servicer, I certify with respect to each transaction serviced by us, as noted above, for Wells Fargo Bank, National Association that as of the last day of the calendar month immediately preceding the month in which this certificate is dated, all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Sub-Servicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date

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